Hanryu Bank Co., Ltd.
The 11th Bearer Separate Privately Placed Bond with Warrant Underwriting Agreement

Issuing Company: Hanryu Bank Co., Ltd.

Underwriter: Midas AI Co., Ltd.

Underwriting Agreement concluded on July 2, 2021

Date of Payment and Issuance: July 2, 2021

This bond with warrant underwriting agreement was concluded between the following parties on July 2, 2021.

Issuer Hanryu Bank Co., Ltd.
CEO: Munjung Kang
[B-Dong, Room 1702, 397 Seochodae-ro, Seocho-gu, Seoul, Korea (Seocho-dong)]

Underwriter Midas AI Co., Ltd.
CEO: Sangchul Seo
[4th and 5th floors at Daechisangbu Tower at 413 Yeoksam-ro, Gangnam-gu, Seoul, Korea]

Full Text

Hanryu Bank Co., Ltd. (hereinafter referred to as "Issuing Company") has concluded the underwriting agreement (hereinafter referred to as "This Agreement") with Midas AI Co., Ltd. (hereinafter referred to as "Underwriter" or "Debenture Holder") for the 11th bearer separate privately placed bond (hereinafter referred to as "This Bond") with the total face value of KRW 4,500,000,000 issued on July 2, 2021, from the resolution of the board of directors held on July 2, 2021.

Article 1 Purpose of Agreement

The purpose of this agreement is to clarify rights and obligations between the issuing company and the underwriter when the underwriter underwrites "this bond" issued by the issuing company.

Article 2 Underwriting Bond

Issuing company shall issue this bond according to conditions and contents determined in this agreement, and underwriter shall underwrite them.

Underwriter	Underwriting Amount
Midas AI Co., Ltd.	KRW 4,500,000,000

Article 3 Issuing Conditions of Bonds

Issuing conditions of this bond are as follows.

1. Company name: Hanryu Bank Co., Ltd.

2. Name of bond: The 11st bearer separate privately placed bond with warrant of Hanryu Bank Co., Ltd.

3. Type of bond: Bearer separate privately placed bond with warrant

4. Total issuing price of the bond: KRW 4,500,000,000

5. Issuing price of the bond: 10% of the total face value of the bond

6. Face value and the number of bond: 9 of KRW 500 million bonds

7. Bond division and merger prohibition: This bond shall not be divided or merged for a month from the date issuance.

8. Interest rate of the bond: Coupon rate shall be calculated as the annual interest rate of 0.0% on the total face value of each bond from the next day of the issuance to the date of redemption and paid in every 12 month. Maturity secured profit rate shall be 3.0% of the annual rate.

9. Redemption method and expiration of the bond: The principal of this bond possessed until the maturity shall be paid at a time as relevant to the annual interest rate of 3.0% of the secured yield to maturity of the face value on July 2, 2024. However, if the redemption date is not the business day, the amount shall be paid on the following business day, and the interest shall not be calculated after the principal redemption date.

10. Put option about this bond: "Debenture holder" of "this bond" may claim the early redemption before the maturity for all or a part of the principal of "this bond" on July 2, 2022, a year after the issuance of "this bond" or on the date relevant to every 3 month afterwards (hereinafter referred to as "Date of Early Redemption"). However, if the date of early redemption is not the business day, the amount shall be redeemed on the next business day, and the interest shall not be calculated after the date of early redemption. In this case, the annual interest rate of 3.0% shall be applied for the early redemption.

11. Call option about this bond: The issuing company or a party designated by the issuing party may claim the purchaser to sell all or a part of this bond possessed by the debenture holder from the date of issuance of this bond to the maturity. Debenture holder shall sell this bond according to the claim in this case. In this case, the annual interest rate of 3.0% shall be applied on call option.

12. Overdue interest: When the issuing company fails to pay for the principal or interest on each due date according to the paragraph 9, the overdue interest shall be paid on the principal. In this case, overdue interest rate shall be the annual interest rate of 12%. Overdue interest shall be paid on a daily basis with 365 days in a year.

13. Redemption of principal and interest payment place: Hanryu Bank Co., Ltd.

14. Payment of the bond: Hanryu Bank Co., Ltd.

15. Usage of the bond: Operating fund including the business expenses

16. Date of concluding the bond underwriting agreement: July 2, 2021

17. Subscription date of the bond: July 2, 2021

18. Payment date of the bond: July 2, 2021

19. Issuance date of the bond: July 2, 2021
20. Maturity of the bond: July 2, 2024
21. Issuing method of the bond: Bond separated with preemptive right and warrant shall be issued in kind.
22. Benefit of time of the issuing company

A. Causes of the lost benefit of time from the issuing company: In case of causes relevant to the following on the issuing company, the issuing company shall be lost with benefit of time on this bond without separate request or notice and shall immediately pay for the amount that is calculated by adding all the interest amounts applied with the coupon rate from the paragraph 8 of this article from the date of the payment of full amount of outstanding principal (face value) and the previous interest amount to when the benefit of time is lost to the debenture holder.

a) If the issuing company becomes bankrupt or applies for the initiation of rehabilitation or agrees with them, or if the bankruptcy is announced, or the rehabilitation procedures are initiated on the issuing company

b) In case of causes of the dissolution as determined by the articles of association including the expiration of duration on the issuing company, or order of dissolution or judgment of dissolution from the court, or resolution of dissolution from the general meeting of shareholders

c) If the issuing company is temporarily or permanently closed with business, or faces significant business suspension or cancellation from the supervising organizations (however, temporary business suspension from the administrative order from the supervising organization shall be excluded).

d) If there is suspension in transaction from promissory note exchange to the issuing company, or if there is the application of registration on the default list, and other cases when the issuing company is acknowledged to be in insolvent or suspended with payment

B. Causes of the lost benefit of time on the issuing company: In case of causes occurring on the issuing company, the debenture holder may immediately lose the benefit of time on all or a part of the outstanding principal and claim for the payment of amount added with all the interest amounts calculated by applying the coupon rate.

a) When the issuing company violates obligations from this agreement

b) When non-fulfilling obligations to pay for all or a part of the principal of this bond and also the interest on due, or failing to pay for the amount within 5 days of due date

c) If the payment is not made on principal among debts from the issuing company other than this bond, or if there are causes of lost benefit of time due to financial default, or if the security right on debt has been performed

d) All or more than 50% of the assets of the issuing company are reported to be applied with injunction or provisional attachment, and if they are not cancelled within 90 days

C. If the benefit of time on this bond is lost on the issuing company according to A or B in this paragraph, failing to pay for the principal within due date, the overdue interest shall be paid as applied with the interest rate from the next date of the payment to the date of actual payment made in the paragraph 12 of this article.

D. Issuing company shall immediately notify the underwriter or debenture holder of the occurrence of causes for the lost benefit of time in writing (or overall conditions related to the lost benefit of time along with the delivery of notice/time lapse/confirmation letter issuing courses, or actual cases or behaviors related to them).

23. Distributing date and place of the bond: Bond shall be issued on the relevant date and distributed to the underwriter.

24. This bond shall be issued in a method other than the recruitment, and not listed in the stock market.

25. Matters related to the preemptive right: Preemptive right of this bond shall be separated from the unsecured bond, and issued in kind to the underwriter on the date of bond issuance according to the following conditions.

A. Amount and the face value of the preemptive right: 9 KRW 500 million bonds

B. Types of stocks to be issued in the exercise of securities from the preemptive right to new stocks: Registered ordinary shares from the issuing company

C. Exercise ratio: 100% of the shares after dividing the face value of securities from the preemptive right to new stocks (the total of face value if exercising preemptive right with more than two bonds with warrant) with the following exercise price of the preemptive right is regarded as the number of exercise shares, and the fractional share shall not be acknowledged.

D. Exercise price of preemptive right: KRW 1,500 per share

E. Adjustment of exercise price of preemptive right (hereinafter referred to as "Exercise Price")

a) If the issuing company issues stocks through capital increase by issuing new stocks, share distribution, or capital transfer of reserve in the issuance price that is lower than the market price (including when it is lower than the exercise price prior to the issuance, and same as the following paragraphs) before a part in possession of securities from the preemptive right to new stocks claims to exercise preemptive right, or issues convertible bonds or bonds with warrant with convertible price or exercise price below the market price, the exercise price of preemptive right is adjusted as follows. However, when performing the capital increase both by issuing new stocks or without consideration, when the per-share exercise price of capital increase by issuing new stocks is above the exercise price before the adjustment, the shares of newly issued stocks by the capital increase by issuing new stocks shall not be applied in the adjustment of exercise price but only applied with the newly issued shares from the capital increase without consideration. The date of adjustment of exercise price according to this paragraph shall be the date of issuance of new stocks or convertible bonds or bonds with warrant from the capital increase by issuing new stocks, share distribution, or

capital transfer of reserve.

Exercise price after the adjustment = Exercise price before the adjustment x [{A+(B+C/D)} / (A+B)]

A. Issued shares of stocks

B. Newly issued shares of stocks

C. Per-share exercise price

D. Market price

However, in the above formula, the "issued shares of stocks" shall be the total shares issued as of the date immediately before the cause of the adjustment occurs. In the case of issuing convertible bonds or bonds with warrant, the "issued shares of stocks" shall be the number of shares to be issued if all shares are converted at the conversion price. In addition, the "per-share issuing price" in the above formula is zero (0) in the case of share division, capital increase without consideration, and stock dividend. In the case of issuance of convertible bonds or bonds with warrant, the conversion price or exercise price at the time of issuance of such bonds. In the above formula, "market price" is the reference stock. However, in case of an adjustment due to an issuance that falls below the value of the exercise on the day before the issuance, the exercise value on the day before the issuance shall be).

b) In case that an adjustment of the exercise price is required by merger, capital decrease, share division and, etc., securities from the preemptive right to new stocks shall be exercised and acquired in full stock immediately before the merger or capital decrease so that the securities from the preemptive right to new stocks may have the same effect. In the case of mergers, capital decrease, share division, and mergers, the exercise price shall be adjusted taking into account the ratio of each of them. In case that the securities from the preemptive right to new stocks holder have suffered damages due to the issuer's failure to take these measures, the issuer shall compensate the damages. In addition, the issuing company shall not conduct mergers, splits, and sales transfers in a manner that adversely affects the rights of the holder of the new share acquisition rights.

c) In case of an increase in the value of the stock, such as the merger of potatoes and shares, the value of the exercise shall be adjusted on the condition that the adjustment ratio due to the merger of potatoes and shares is reflected upward.

d) If the exercise price adjusted by a) to c) above is less than the face value of the shares, the face value shall be the exercise price, and the total amount of the issue value of the shares to be issued due to the exercise of the preemptive right granted to each bond with warrant shall not exceed the issue value of each new share rights bond.

(e) Less than one KRW of the exercise price shall be raised after adjustment under this subparagraph.

F. Preemptive right exercise period: One year after the date of issuance of this bond (July 2, 2022) to one month before the principal redemption date (June 2, 2024). If the end of the exercise period is not a business day, it shall be a business day. If not exercising preemptive right within this period, the preemptive right of these securities from the preemptive right to new stocks will be extinguished.

G. Preemptive right exercise place: Main branch of the publishing company

H. Preemptive right exercise procedures and methods:

a) Securities from the preemptive right to new stocks and a predetermined preemptive right exercise claim shall be submitted to the issuer with the necessary information.

b) The payment of the principal of the new shares issued as a preemptive right exercise shall be paid to the issuer or to the financial institution designated by the issuer or to substitute the new shares into separate bonds of this bond.

c) In the case of substitute payment, the amount equivalent to a single share of less than one week of the recommendation of the bond shall be paid in cash by the issuing company at the time of the sovereign grant.

I. When the preemptive right exercise takes effect: In accordance with the preemptive right exercise procedure above, the preemptive right exercise shall take effect when the preemptive right exercise claim and the securities from the preemptive right to new stocks are submitted and the new stock acquisition fee is paid. Shares issued by the preemptive right exercise shall be deemed to have been issued at the time of the effect of the above preemptive right exercise.

J. How and where the shares issued by the preemptive right exercise are issued: The shares issued by the preemptive right exercise shall be issued by the issuing company or the issuing company's name and opening agency.

K. Initial dividend and interest of shares issued due to preemptive right exercise: Shares issued by preemptive right exercise shall have the effect of the dividend as issued as shares at the end of the business year immediately prior to the business year to which the preemptive right exercise claim date belongs, and the interest of bonds with warranty shall not be affected by the preemptive right exercise.

L. Holding of non-issued shares: The issuer shall hold as unreleased shares the number of shares to be issued due to the preemptive right exercise among the total number of shares to be issued by the issuer until the end of the preemptive right exercise period.

M. Registration of capital increase by preemptive right exercise: The "issuer" shall perform the registration procedure in accordance with the preemptive right exercise within 5 business days from the date of the preemptive right exercise.

27. Special Terms

A. Only the preemptive right (warranty) of this bond may be transferred separately, and the issuer may charge the acquirer to preferentially sell a portion or 100% of the preemptive right to the issuer and the issuer specified within one month before maturity from the date of issue. At this time, a premium of 3% of the preemptive right's exhortation will be paid.

B. In case that the largest shareholder of the issuer sells his or her share, he or she shall preferentially repay these bonds prior to the sale, or sell them.

28. For matters not set forth in this Agreement, the provisions of Articles 516-2 to 516-11 of the Commercial Code shall be followed

Article 4 Expenses

Expenses from the issuance of this bond shall be borne by the issuing company in principles. However, the expenses acknowledged by the underwriter of this bond such as the expenses for setting pledges shall be of an exception.

Article 5 Resale of Bonds

1. Underwriter may resell the bond to a third party before the due date of redemption of the bond from a month after issuing the bond. However, underwriter shall not resell the bond to more than 50 people within a year of the issuance.
2. Rights of the underwriter on the contract in case of resale shall be automatically succeeded to a party acquiring this bond.

Article 6 Statement and Guarantee of Issuing Company

1. As of the date of this agreement, the issuer shall state and guarantee to the underwriter:

A. The issuing company is legally established and survives in accordance with the laws of the Republic of Korea and has the ability and qualifications to perform the operations it currently performs. The issuing company is not in liquidation or in a state where bankruptcy, corporate regeneration procedures, insolvency signs under the Corporate Structure Adjustment Promotion Act, corporate management procedures and other similar procedures are in progress or are about to be initiated.

B. The issuing company has performed all of the authorized procedures required by the Board of Directors and/or the General Meeting of Shareholders or articles of association of the issuing company or law in connection with the conclusion of this agreement and the implementation of the contents of this agreement (including the issuance of these bonds to the underwriter).

C. This agreement has the effect of legally binding the issuer, and if the issuer does not fulfill its contractual obligations, the underwriter may take all legal means to force the issuer to fulfill its obligations.

D. No laws, court rulings, decisions, and orders exist that substantially limit the issuer's exercise of rights and obligations under this agreement, and the conclusion and implementation of this agreement by the Issuer shall not violate or conflict with the Articles of Incorporation of the issuer or any other agreement of which the issuer is a party.

E. The issuing company's duty to pay taxes is fulfilled.

F. There shall not be any litigation or legal dispute of a nature that has a significant adverse effect on the financial condition of the issuing company or on the trading relationship under this

Agreement as a lawsuit or legal dispute that is currently in progress or expected in the future.
G. The Issuing company has not (1) issued any other shares or bonds or certificates or securities granting the right to acquire them, other than those disclosed to the underwriter prior to the conclusion of this agreement, and (2)entered into no agreement granting the right to acquire shares or bonds, such as stock options, with respect to common shares already issued, bonds and stock options that have not
H. All real estate, property, machinery, vehicles, and office equipment held by the issuing company are legally owned by the issuing company or are authorized to be used by the issuing company.
I. The Issuer shall not be a party to any agreement, agreement, or other agreement that places an unusual burden on the Issuer's operations and shall not be bound by such agreement, agreement, or other agreement.
J. The financial statements of the issuing company's recent business year were prepared in accordance with generally accepted accounting principles in Korea, accurately and fairly represent the issuer's financial status and operating status, and do not miss significant liabilities(including contingent liabilities). In addition, after the date of the above financial statements, there were no important matters that may adversely affect the financial condition and operating status of the issuing company.
K. The issuing company legally holds intellectual property rights such as patents, trademarks, and copyrights, as well as licenses from all necessary government and supervisory authorities regarding the sales and assets they currently hold.
L. The issuing company is not in a situation where it may default on its debts and lose the profits of its due date or initiate forced execution.
M. The issuing company did not cause dissolution under Article 517 of the Commercial Code and other laws.
N. Notes or checks issued by the issuing company have not been dishonored or transactions with the bank have not been suspended or prohibited.
O. The issuing company has no current progress(except if the application for suspension or cancellation of the execution has been accepted)in the event that forced enforcement of the issuing company's property(including enforcement by a ruling or order)has been carried out or disclosed.

The issuer shall immediately notify the underwriter if any statement or guarantee made by the issuer under this agreement is false or inaccurate or likely to be made in light of the circumstances at that time at any time before the underwriting payment of the bonds is paid on the date of issue.

Article 7 Prerequisites of Payment

The underwriter shall acquire this bond and pay the resulting acquisition fee only if the conditions of each of the following paragraphs are met.

1. From the date of this agreement, there will be no event that the (financial or other) circumstances or general affairs of the issuer or its subsidiaries will be changed to a significantly unfavorable state due to the issuance of these bonds or reasonably expected to involve adverse changes
2. The statements and guarantees provided by the issuing company in this agreement shall be true and accurate as of the date of this agreement and on each date on which the statements and guarantees are deemed to have been made, and the above statements and guarantees shall be true and accurate as to the facts and circumstances existing at the time of payment
3. There will be no changes that may have a significant adverse effect on the management or financial position of the issuing company as of the date of delivery
4. As of the date of payment, there will be no default of the issuer's contractual obligations and the underwriter's approval conditions
5. As of the date of payment, the articles of association of the issuing company and the minutes of the board of directors, and other documents required by the underwriter as reasonably necessary shall be filled out and submitted in the content and format that the underwriter satisfies

Article 8 Proper Law and Competent Court

This agreement and the bond shall be interpreted according to the laws in South Korea as proper law, and lawsuits on this agreement and bond shall be handled in Seoul Central District Court as the competent court for the first trial.

Article 9 Resolution of Objections

Objection from matters not determined in this contract shall be processed in business custom or in negotiation with the issuing company and the underwriter.

Article 10 Notice

Notice from this contract shall be made in writing, and delivered in the following address or number in person, fax, or registered mail.

Notice to the underwriter:
Midas AI Co., Ltd.
Address: 4th and 5th floors at Daechisangbu Tower at 413 Yeoksam-ro, Gangnam-gu, Seoul, Korea

Charging person: Jongpan Choi
Telephone: 02-3497-8900
Email: jpchoi@midas-ai.co.kr

Notice to the issuing company:
Hanryu Bank Co., Ltd.
Reference: Juhyun Shin
Address: B-dong, Room 1702 at 397 Seochodae-ro, Seocho-gu, Seoul, Korea (Seocho-dong)
Telephone: 02-564-8588
Email: sjh@hanryubank.com

As a proof of the conclusion of this contract, 2 copies of this contract shall be prepared and signed/sealed by each party to keep one copy, respectively.

July 2, 2021

"Issuing company": Hanryu Bank Co., Ltd.
CEO Munjung Kang (Signature)

"Underwriter" : Midas AI Co., Ltd.
CEO Sangchul Seo (Signature)

한류뱅크 주식회사
제11회 무기명식 사모 분리형
신주인수권부사채 인수계약서

발행회사 : 한류뱅크 주식회사

인 수 인 : 주식회사 마이더스AI

인수계약 체결일 : 2021년 7월 2일

납입 및 발행일 : 2021년 7월 2일

본 신주인수권부사채 인수계약은 다음의 당사자들 사이에 2021년 7월 2일 체결되었다.

발행회사 한류뱅크주식회사
대표이사 강문중
[서울특별시 서초구 서초대로 397, 비동 1702호(서초동)]

인 수 인 주식회사 마이더스AI
대표이사 서상철
[서울특별시 강남구 역삼로 413 대치상부타워 4,5층]

전 문

한류뱅크주식회사 (이하 "발행회사"라 함)은 2021년 7월 2일에 개최한 이사회 결의에 의하여 2021년 7월 2일에 발행하는 권면총액 금사십오억원(₩4,500,000,000)의 국내 제11회 무기명식 사모 분리형 신주인수권부사채(이하 "본 사채"라 함)에 관하여 주식회사 마이더스AI(이하 "인수인" 또는 "사채권자"라 함)를 인수인으로 하여 아래와 같이 인수계약(이하 "본 계약"이라 함)을 체결한다.

제 1 조 계약의 목적

본 계약은 발행회사가 발행하는 "본 사채"를 인수인이 인수함에 있어 발행회사와 인수인 사이에 발생하는 권리와 의무를 확정시키는데 목적이 있다.

제 2 조 사채의 인수

발행회사는 본 계약에서 정하는 조건과 내용에 따라 본 사채를 발행하고 인수인은 이를 인수한다.

인 수 인	인수금액
주식회사 마이더스AI	금사십오억원 (₩4,500,000,000)

제 3 조 사채의 발행조건

발행회사가 발행하는 본 사채의 발행조건은 다음 각 항과 같다.

1. 회사의 상호: 한류뱅크주식회사
2. 사채의 명칭: 한류뱅크주식회사 제11회 무기명식 사모 분리형 신주인수권부사채

3. 사채의 종류: 무기명식 사모 분리형 신주인수권부사채
4. 사채의 발행총액: 금 사십오억원(₩4,500,000,000)
5. 사채의 발행가액: 사채 권면총액의 100%
6. 사채의 권면 및 매수: 금 오억원권 9매
7. 사채의 분할 및 병합금지: 본 사채는 발행일로부터 1개월간 그 분할 및 병합이 금지된다.
8. 사채의 이율: 본 사채 발행일 익일로부터 상환기일까지 각 사채 권면총액에 대하여 표면금리는 연복리 0.0%로 계산하여 매 12개월 단위로 지급한다. 만기보장수익률은 연복리 3.0%로 한다.
9. 사채의 상환방법과 기한: 만기까지 보유하고 있는 본 사채의 원금에 대하여는 2024년 7월 2일에 권면금액의 만기보장수익율 연복리 3.0%에 해당하는 금액을 일시 상환한다. 단, 상환기일이 은행영업일이 아닌 경우에는 그 다음 영업일에 상환하고 원금 상환기일 이후의 이자는 계산하지 아니한다.
10. 본건 사채의 조기상환 청구권(Put Option)에 관한 사항 : "본 사채"의 "사채권자"는 "본 사채"의 발행일로부터 1년이 되는 2022년 7월 2일 및 이후 매 3개월에 해당되는 날(이하 "조기상환지급기일"이라 한다.)에 "본 사채"의 원금에 해당하는 금액의 전부 또는 일부에 대하여 만기 전 조기상환을 청구할 수 있다. 단, 조기상환지급기일이 은행영업일이 아닌 경우에는 그 다음 영업일에 상환하고 조기상환지급기일 이후의 이자는 계산하지 아니한다. 이 경우 조기상환이자는 연복리 3.0%를 적용한다.
11. 본건 사채의 매도청구권(Call Option)에 관한사항 : "본 사채"의 발행일로부터 만기일 전까지 발행회사 및 발행회사가 지정하는 자는 본 사채의 발행일로부터 사채권자가 보유하고 있는 본 사채의 일부 또는 전부를 매수인에게 매도하여 줄 것을 청구할 수 있으며, 사채권자는 이 청구에 따라 보유하고 있는 본 사채를 매수인에게 매도하여야 한다. 이 경우 매도청구권에 따른 이자는 연복리 3.0%를 적용한다.
12. 연체이자: 발행회사가 제9항 의한 각 기일에 원금 또는 이자를 지급하지 아니한 때에는 동 원리금에 대하여 연체이자를 지급한다. 이 경우 연체이자는 연복리 12%의 이율로 한다. 연체이자는 1년을 365일로 하여 1일 단위로 계산한다.
13. 원금상환 및 이자지급장소 : 한류뱅크주식회사
14. 사채의 납입장소 : 한류뱅크주식회사
15. 사채의 자금 사용용도 : 사업비 등 운영자금
16. 사채의 인수계약 체결일 : 2021년 7월 2일
17. 사채의 청약일 : 2021년 7월 2일
18. 사채의 납입일 : 2021년 7월 2일
19. 사채의 발행일 : 2021년 7월 2일
20. 사채의 만기일 : 2024년 7월 2일
21. 사채의 발행방식: 신주인수권이 분리된 사채와 신주인수권증권은 실물 발행한다.
22. 발행회사의 기한의 이익
    가. 발행회사의 기한이익 상실사유 : 발행회사에 대하여 다음의 항목에 해당하는 사유가 발생한 경우 발행회사는 별도의 독촉, 통지 없이도 본 사채에 관한 기한의 이익을 상

실하고 본 사채의 미상환 원금(권면금액) 전액과 직전이자지급일로부터 기한의 이익이 상실된 날까지 본조 제8항에 따른 표면금리를 적용하여 발생한 이자 전액을 합산한 금액을 즉시 사채권자에게 지급하여야 한다.

ㄱ) 발행회사가 파산, 회생절차 개시의 신청을 하거나 이에 동의한 경우, 또는 발행회사에게 파산이 선고되거나 회생절차가 개시된 경우

ㄴ) 발행회사에게 존립기간의 만료 등 정관으로 정한 해산사유의 발생, 법원의 해산명령 또는 해산판결, 주주총회의 해산결의가 있는 경우

ㄷ) 발행회사가 휴업 또는 폐업하거나, 감독기관으로부터 중요한 영업에 대한 영업정지 또는 취소가 있는 경우(다만, 감독기관의 행정처분 등으로 인한 일시적인 영업정지의 경우는 제외한다)

ㄹ) 발행회사에게 어음교환소의 거래정지 처분이 있는 때 및 채무불이행명부 등재 신청이 있는 때 등 발행회사가 지급불능 또는 지급정지의 상태에 이른 것으로 인정되는 경우

나. 발행회사의 기한이익 상실의 원인사유 : 발행회사에 대하여 다음 각 항목에 해당하는 사유가 발생한 경우 사채권자는 즉시 본 사채의 전부 또는 일부에 대하여 기한의 이익을 상실시키고 발행회사에 그 미상환 원금의 전부 또는 일부와 그 때까지 발생한 본조 제8항에 따른 표면금리를 적용하여 발생한 이자 전액을 합산한 금액의 지급을 청구할 수 있다.

ㄱ) 발행회사가 본계약에 따른 의무를 위반한 때

ㄴ) 본 사채의 원금의 일부 또는 전부를 상환하여야 할 의무 또는 기한이 도래한 이자 지급 의무를 불이행하고 5일 이내에 그 지급이 완료되지 아니한 경우

ㄷ) 본 사채 이외의 발행회사의 채무 중 지급기일이 도래한 원리금의 지급이 이루어지지 않거나 또는 채무불이행 등으로 인하여 기한이익의 상실 사유가 발생하거나 당해 채무에 관한 담보권이 실행된 경우

ㄹ) 발행회사의 재산의 전부 또는 50%이상의 자산에 가압류 또는 가처분이 선고되고, 90일 이내에 취소되지 않은 경우

다. 발행회사가 본항 가.호 내지 나.호 에 따라 본 사채에 관한 기한의 이익을 상실함으로써 지급하여야 할 원리금을 기한 내에 지급하지 않은 경우에는 해당 지급기일 익일부터 실제 지급일까지 본조 제12항의 이율을 적용한 연체이자를 지급한다.

라. 발행회사는 특정 기한이익 상실사유 및 기한이익 상실의 원인사유(또는 통지서 전달 및/또는 시간 경과 및/또는 확인서 발급 과정과 함께 동 기한이익 상실사유 또는 기한이익상실의 원인사유를 구성할 수 있는 제반 조건, 사태 또는 행위) 발생 사실을 인지하는 즉시 관련 내용을 인수인 또는 사채권자 앞으로 서면 통지하여야 한다.

23. 사채권 교부일 및 교부장소 : 본 사채 발행일에 사채권을 발행하여 인수인에게 교부한다.

24. 본 사채는 모집 이외의 방법으로 발행되며 증권시장에 상장되지 아니한다.

25. 사채의 반환 : 발행회사는 본 사채에 관한 원리금지급의무를 모두 이행하기 전까지는 사채권자에 대하여 본 사채의 반환을 청구할 수 없다.

26. 신주인수권에 관한 사항: 본 사채의 신주인수권증권은 무보증사채권과 분리되어 다음 각호의

조건에 따라 본 사채의 발행일에 인수인에게 실물 발행된다.

가. 신주인수권의 금액과 권면 : 금 오억원권 9매

나. 신주인수권증권 행사에 따라 발행할 주식의 종류 : 발행회사의 기명식 보통주식

다. 행사비율: 신주인수권증권 권면금액(2 이상의 신주인수권증권으로 신주인수권을 행사하는 경우에는 그 권면금액의 합산금액)을 아래의 신주인수권 행사가액으로 나눈 주식수의 100%를 행사주식수로 하고, 1주 미만의 단수주는 인정하지 아니한다.

라. 신주인수권 행사가액: 주당 1,500원

마. 신주인수권 행사가액 (이하 "행사가격"이라 함)의 조정

ㄱ) 신주인수권증권을 소유한 자가 신주인수권 행사청구를 하기 전에 발행회사가 시가를 하회하는(발행 직전일 행사가액을 하회하는 경우를 포함하며, 이하 본 호에서 같음) 발행가액으로 유상증자, 주식배당 및 준비금의 자본전입 등을 함으로써 주식을 발행하거나 또는 시가를 하회하는 전환가액 또는 행사가액으로 전환사채 또는 신주인수권부사채를 발행하는 경우에는 아래와 같이 신주인수권 행사가격을 조정한다. 단, 유무상증자를 병행 실시하는 경우, 유상증자의 1주당 발행가격이 조정 전 행사가격을 상회하는 때에는 유상증자에 의한 신발행주식수는 행사가격 조정에 적용하지 아니하고 무상증자에 의한 신발행주식수만 적용한다. 본호에 따른 행사가액의 조정일은 유상증자, 주식배당, 준비금의 자본전입 등으로 인한 신주발행일 또는 전환사채 및 신주인수권부사채의 발행일로 한다.

조정후 행사가격 = 조정전 행사가격 × [{A+(B×C/D)} / (A+B)]

A: 기발행주식수

B: 신발행주식수

C: 1주당 발행가격

D: 시가

다만, 위 산식 중 "기발행주식수"는 당해 조정사유가 발생하기 직전일 현재의 발행주식 총수로 하며, 전환사채 또는 신주인수권부사채를 발행할 경우 "신발행주식수"는 당해 사채 발행시 전환가격으로 전부 주식으로 전환되거나 당해 사채 발행시 행사가격으로 신주인수권이 전부 행사될 경우 발행될 주식의 수로 한다. 또한, 위 산식 중 "1주당 발행가격"은 주식분할, 무상증자, 주식배당의 경우에는 영(0)으로 하고, 전환사채 또는 신주인수권부사채를 발행할 경우에는 당해 사채 발행시 전환가격 또는 행사가격으로 하며, 위 산식에서 "시가"라 함은 발행가격 산정의 기준이 되는 기준주가 또는 권리락주가(유상증자 이외의 경우에는 조정 사유 발생 전일을 기산일로 하여 계산한 기준주가. 단, 발행 직전일 행사가액을 하회하는 발행으로 인한 조정의 경우 당해 발행 직전일 행사가액)로 한다.

ㄴ) 합병, 자본의 감소, 주식분할 및 병합 등에 의하여 행사가격의 조정이 필요한 경우에는 당해 합병 또는 자본의 감소 직전에 신주인수권증권이 행사되어 전액 주식으로 인수되었더라면 신주인수권증권 권리자가 가질 수 있었던 동일한 효과가

날 수 있도록 조정한다. 혹은 합병, 자본의 감소, 주식분할 및 병합 등의 경우에는 각각 그 비율을 고려하여 행사가격을 조정한다. 발행회사가 이러한 조치를 하지 못함으로 인하여 신주인수권 소지자가 손해를 입은 경우 발행회사는 그 손해를 배상하여야 한다. 또한, 발행회사는 신주인수권 소지자의 권리에 불리한 영향을 미치게 되는 방식으로 합병, 분할 및 영업양수도 행위를 하여서는 아니 된다.

ㄷ) 감자 및 주식 병합 등 주식가치 상승사유가 발생하는 경우 감자 및 주식 병합 등으로 인한 조정비율만큼 상향하여 반영하는 조건으로 행사가액을 조정한다.

ㄹ) 위 ㄱ) 내지 ㄷ)에 의하여 조정된 행사가격이 주식의 액면가 이하일 경우에는 액면가를 행사가격으로 하며, 각 신주인수권부사채에 부여된 신주인수권의 행사로 인하여 발행할 주식의 발행가액의 합계액은 각 신주인수권부사채의 발행가액을 초과할 수 없다.

ㅁ) 본 호에 의한 조정 후 행사가격 중 원단위 미만은 절상한다

바. 신주인수권 행사기간: 본 사채 발행일 이후 1년이 경과한 날(2022년 7월 2일)로부터 원금 상환기일 1개월 전일(2024년 6월 2일)까지 이며, 행사기간의 말일이 영업일이 아닐 경우 익영업일로 한다. 이 기간 내에 신주인수권을 행사하지 아니하면 본 신주인수권증권의 신주인수권은 소멸된다.

사. 신주인수권 행사장소: 발행회사의 본점

아. 신주인수권 행사절차 및 방법:

ㄱ) 신주인수권증권과 소정의 신주인수권 행사청구서에 필요한 사항을 기입날인하여 발행회사에 제출하여 청구한다.

ㄴ) 신주인수권행사로 발행되는 신주의 주금납입은 발행회사 또는 발행회사가 지정하는 금융기관에 신주인수대금을 납입 또는 본 사채의 분리된 사채로 대용납입 한다.

ㄷ) 대용납입의 경우 사채권의 권면액 중 1주 미만의 단수주에 해당하는 금액은 주권 교부시 발행회사가 현금으로 지급한다.

자. 신주인수권 행사의 효력 발생시기: 위 신주인수권 행사 절차에 따라 신주인수권행사청구서와 당해 신주인수권증권을 제출하고 신주인수대금을 납입한 때에 신주인수권 행사의 효력이 발생하는 것으로 본다. 신주인수권 행사에 의하여 교부된 주식은 상기 신주인수권 행사의 효력 발생시기에 교부된 것으로 본다.

차. 신주인수권행사로 발행된 주식의 교부방법 및 장소: 신주인수권 행사로 인하여 발행되는 주식은 발행회사 또는 발행회사의 명의개서대행기관에서 교부한다.

카. 신주인수권행사로 인하여 발행된 주식의 최초 배당금 및 이자: 신주인수권행사로 발행된 주식은 신주인수권행사 청구일이 속한 영업년도의 직전 영업년도 말에 주식으로 발행된 것으로 보아 배당의 효력을 가지며, 신주인수권부사채의 이자는 신주인수권의 행사로 인하여 영향을 받지 아니한다.

타. 미발행 주식의 보유: 발행회사는 신주인수권 행사기간 종료시까지 발행회사가 발행할 주식의 총수 중에 신주인수권 행사로 인하여 발행될 주식수를 미발행 주식으로 보유하여야 한다.

파. 신주인수권 행사에 의한 증자등기: "발행회사"는 신주인수권 행사일로부터 5영업일 이내에 신주인수권 행사에 따른 등기절차를 이행하여야 한다.

27. 특약사항

가. 본 사채의 신주인수권(Warrant)만 분리하여 양도가 가능하며, 발행회사는 발행일로부터 만기전 1개월이내에 발행회사 및 발행회사가 지정하는 자에게 신주인수권의 일부 또는 100%를 한도로 하여 우선적으로 매도하여 줄 것을 인수인에게 청구할 수 있다. 이때 신주인수권의 권면금액 3%를 프리미엄으로 지급하기로 한다.

나. 발행사의 최대주주가 지분을 매각할 경우 매각 이전에 본 사채권을 우선적으로 상환하하거나, 매각하기로 한다.

28. 본 계약서에 규정하고 있지 않은 사항에 대하여는 상법 제516조의 2 내지 제516조의 11의 규정을 따른다

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본 사채 발행과 관련하여 발생되는 제비용은 발행회사가 부담하는 것을 원칙으로 한다. 다만, 저당권설정비용 등 본 사채 인수인이 인정하는 비용은 예외로 한다.

제 5 조 사채의 전매

1. 인수인은 인수한 사채를 발행 후 1개월 후부터 사채상환기일 전에 제3자에게 전매할 수 있다. 단, 발행 후 1년 이내에는 50인 이상의 자에게 전매하지 아니한다.
2. 전매 시 본 계약 상 인수인의 권리는 본 사채를 취득하는 당사자에게 자동 승계되는 것으로 한다.

제 6 조 발행회사의 진술 및 보장

1. 본 계약일 현재 발행회사는 인수인에게 다음과 같이 진술하고 보장한다.

가. 발행회사는 대한민국의 법률에 따라 합법적으로 설립되어 존속하고 있으며 현재 수행하고 있는 영업을 수행할 능력 및 자격이 있다. 발행회사는 청산 중에 있거나 파산, 회사회생절차 기업구조조정촉진법에 따른 부실징후기업관리절차 기타 이와 유사한 절차가 진행되고 있거나 개시되려고 하는 상태에 있지 아니하다.

나. 발행회사는 본 계약의 체결 및 본 계약 내용의 이행(인수인에 대한 본 사채의 발행 포함)과 관련하여 이사회 및 또는 주주총회 기타 발행회사의 정관 또는 법률상 요구되는 수권절차를 모두 이행하였다.

다. 본 계약은 발행회사를 적법하게 구속하는 효력이 있으며, 발행회사가 본 계약상 의무를 이행하지 아니하는 경우 인수인은 발행회사에 대하여 그 이행을 강제하기 위한 모든 법률상의 수단을 강구할 수 있다.

라. 발행회사가 본 계약에 따른 권리 행사 및 의무를 이행함에 있어 이를 실질적으로 제한

할 만한 법령, 법원의 판결이나 결정 및 명령 등이 존재하지 아니하며, 발행회사에 의한 본 계약의 체결 및 이행이 발행회사의 정관 또는 발행회사가 일방 당사자인 다른 모든 계약의 내용에 위반되거나 상충되지 않는다.

마. 발행회사의 세금납부 의무는 이행되어 있다.

바. 현재 진행 중이거나 장래 예상되는 소송 또는 법률상 분쟁으로서 발행회사의 재정상태 혹은 본 계약에 의한 거래관계에 대하여 중대하게 불리한 영향을 미치는 성격의 소송 또는 법률상 분쟁이 존재하지 아니한다.

사. 발행회사는 이미 발행된 보통주식, 원리금의 상환이 완료되지 않은 사채 및 주식매수선택권에 관하여 인수인에게 본 계약 체결 이전에 공개한 내용 이외의 (1)다른 주식이나 채권 또는 이를 취득할 수 있는 권한을 부여하는 증서나 증권을 발행하지 않았으며 (2) 주식매수선택권 등 주식이나 채권을 취득할 수 있는 권한을 부여하는 계약을 체결하지 아니하였다.

아. 발행회사가 보유하고 있는 모든 부동산, 동산, 기계, 차량 및 사무실 기기는 적법하게 발행회사의 소유로 되어 있거나 발행회사가 사용할 수 있는 권한을 보유하고 있다.

자. 발행회사는 발행회사의 운영에 중대한 영향을 줄 정도로 이례적인 부담을 주는 어떤 협정이나 계약 혹은 기타 약정의 당사자가 아니고 그러한 협정, 계약 기타 약정에 구속되지 아니한다.

차. 발행회사의 최근 사업연도 재무제표는 대한민국에서 일반적으로 인정되는 회계원칙에 의하여 작성되었으며, 발행회사의 재무상태 및 영업현황을 정확하고 공정하게 나타내고 있고 중요한 채무(우발채무 포함)를 누락하지 않았다. 또한 위 재무제표일 이후에 발행회사의 재무상태 및 영업현황에 악영향을 미칠만한 중요한 사항이 발생하지 않았다.

카. 발행회사는 그가 현재 영위하고 있는 영업 및 보유하고 있는 자산에 관한 모든 필요한 정부 및 감독당국으로부터의 인허가 및 특허, 상표권, 저작권 등 지적재산권을 적법하게 보유하고 있다.

타. 발행회사는 채무를 불이행하여 그 기한의 이익을 상실하거나 강제집행이 개시될 수 있는 상황에 처하여 있지 아니하다.

파. 발행회사는 상법 제 517 조 및 기타 법률에 의한 해산 사유가 발생하지 않았다.

하. 발행회사가 발행한 어음 또는 수표가 부도로 되거나 은행과의 거래가 정지 또는 금지되지 않았다.

거. 발행회사는 판결 또는 명령에 의하여 발행회사의 재산에 대한 강제집행(가집행선고에 의한 집행 포함)이 행하여지거나 개시된 경우로서 현재 진행중인 것(집행정지 혹은 취소신청이 받아들여진 경우 제외)이 없다.

발행회사는 발행일에 본 사채의 인수대금이 지급되기 전 언제라도 본 계약상 발행회사가 한 진술이나 보장이 해당 시점의 상황에 비추어 허위 또는 부정확하게 되거나 그럴 우려가 있는 경우 이를 인수인에게 즉시 통지한다.

제 7 조 납입의 선행조건

인수인은 다음 각 항의 조건이 충족된 경우에만 본 사채를 인수하고 그에 따른 인수 대금을 지급하기로 한다.

1. 본 계약서 일자로부터 발행회사 또는 그 자회사의 (재무 혹은 기타) 상황이나 일반적인 업무가 본 사채의 발행으로 인하여 중대하게 불리한 상태로 변경되거나 불리한 변경을 수반할 것으로 합리적으로 예상되는 어떠한 사건도 존재하지 아니할 것
2. 본 계약에서 발행회사가 제공한 진술 및 보장은 본 계약일 현재 및 동 진술 및 보장이 행해진 것으로 간주되는 각 일자에 진실되고 정확하며, 위 진술 및 보장은 납입일 당시 존재하는 사실 및 상황에 대하여 진실되고 정확할 것
3. 납입일 현재 발행회사의 경영이나 재무상태에 중대한 악영향을 미칠 수 있는 변동이 없을 것
4. 납입일 현재 발행회사의 본 계약상 의무 및 인수인의 여신 승인조건의 불이행이 없을 것
5. 납입일 현재 발행회사의 정관 및 이사회의사록 기타 인수인이 합리적으로 필요하다고 판단하여 요구하는 서류들이 인수인이 만족하는 내용과 형식으로 작성, 제출되어 있을 것

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본 계약 및 본 사채는 대한민국 법률을 준거법으로 하여 해석되어야 하며, 본 계약 및 본 사채에 관한 소송에 대해서는 서울중앙지방법원을 제1심 관할 법원으로 한다.

제 9 조 이의 처리

이 계약서에서 정하지 아니한 사항에 대하여 이의가 있을 경우에는 상관례 또는 발행회사와 인수인이 협의하여 처리한다.

제 10 조 통지

본 계약에 따른 통지는 서면에 의하여야 하고, 다음 주소 또는 번호로 인편, 팩시밀리 송신 또는 등기우편에 의하여 전달되어야 한다.

인수인에 대한 통지:

주식회사 마이더스AI
주소 : 서울특별시 강남구 역삼로 413 대치상부타워 4, 5층
담당자 : 최종판
전화 : 02-3497-8900
전자메일 : jpchoi@midas-ai.co.kr

발행회사에 대한 통지:

한류뱅크주식회사
참조: 신주현
주소: 서울특별시 서초구 서초대로 397, 비동 1702호(서초동)
전화: 02-564-8588
전자메일 : sjh@hanryubank.com

본 계약 체결의 증거로서 본 계약서 2 부를 작성하여 각 당사자가 기명 날인하여 각각 1 부씩 보관하기로 한다.

2021년 7월 2일

"발행회사": 한류뱅크주식회사
대표이사 강 문 중 (인)

"인수인" : 주식회사 마이더스AI
대표이사 서 상 철 (인)